UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 402-7821

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 1.01	Entry into a Material Definitive Agreement.

On November 15, 2024, Capital City Bank (the “Bank”), a wholly owned subsidiary of Capital City Bank Group, Inc. (the “Company”), entered into that certain Assignment of Membership Interests (the “Assignment”) with BMGBMG, LLC (“BMG”). Pursuant to the Assignment, on January 1, 2025, BMG will transfer 49% of the issued and outstanding membership interests in Capital City Home Loans, LLC (“CCHL”) to the Bank (the “Transfer”). The Bank currently owns 51% of the issued and outstanding membership interests in CCHL, and the Company has treated CCHL as a consolidated subsidiary since the Bank acquired those interests in 2020. BMG initiated the Transfer by exercising a put option in CCHL’s operating agreement. The Bank will pay a purchase price in connection with the Transfer determined in accordance with the terms of CCHL’s operating agreement, but the amount of the purchase price has not yet been determined because it is based, in part, on the capital account balances of CCHL’s members as of December 31, 2024.

CCHL is a mortgage banking business with 27 offices in the Southeast. The Bank provides residential real estate lending products through CCHL to help meet the home financing needs of consumers, including conventional permanent and construction/permanent (fixed, adjustable, or variable rate) financing arrangements and loans under programs offered by the Federal Housing Authority, the U.S. Department of Veterans Affairs and the Government National Mortgage Association. Additional information on CCHL’s operations is provided in the Company’s SEC filings.

The foregoing description of the Assignment does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment, a copy of which is attached as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Item No.	Description of Exhibit

10.1	Assignment of Membership Interests, dated as of November 15, 2024, by and between Capital City Bank and BMGBMG, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	November 19, 2024	By:	/s/ Jeptha E. Larkin
Jeptha E. Larkin,
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Assignment of Membership Interests, dated as of November 15, 2024, by and between Capital City Bank and BMGBMG, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)